UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2009

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information disclosed under Item 5.02 below is hereby incorporated herein by reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 27, 2009, the Board of Directors of State Bancorp, Inc. (the “Company”) voted to expand the Board by one member and elected Richard J. Lashley to the Board effective immediately to serve until the 2010 annual meeting of stockholders.  In addition, the Company agreed to nominate Mr. Lashley and recommend him for reelection at the 2010 annual meeting of stockholders.  Mr. Lashley will also serve as a director of State Bank of Long Island (the “Bank”), the Company’s wholly owned subsidiary.  Mr. Lashley will join the joint Audit Committee of the Company and the Bank and the joint Nominating and Governance Committee of the Company and the Bank.

In connection with Mr. Lashley’s election to the Board, the Company also entered into a Director Agreement with PL Capital, LLC, John W. Palmer, Richard J. Lashley and certain affiliates thereof (the “PL Capital Parties”) as of October 27, 2009 (the “Agreement”).    Under the terms of the Agreement,   the PL Capital Parties have agreed not to engage in certain activities, including but not limited to proxy solicitation, seeking or accepting representation on the Board other than Mr. Lashley, withhold campaigns, initiating any shareholder proposals, seeking a change of control of the Company and instigating legal proceedings against the Company or any of its subsidiaries or respective officers, directors and employees. In addition, the PL Capital Parties agreed to maintain a minimum share ownership of 350,000 shares of common stock of the Company.  The Company agreed to take steps necessary to expand each of the Boards of the Company and the Bank by one member and to elect Mr. Lashley to serve in accordance with the certificate of incorporation and bylaws of each.

Pursuant to the Agreement, Mr. Lashley will receive the same compensation, expense reimbursement and indemnification as are provided for other members of the Board.

A copy of the Agreement is filed as Exhibit 99.1 to this current report.

ITEM 8.01 - OTHER EVENTS

Declaration of Quarterly Dividend

At its October 27, 2009 meeting, the Company's Board of Directors declared a cash dividend of $0.05 per share, to be paid on December 16, 2009 to stockholders of record as of November 20, 2009.

The press release announcing the foregoing events is furnished herewith as Exhibit 99.2.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following Exhibits are furnished as part of this report.

Exhibit 99.1   Director Agreement
Exhibit 99.2   Press release of the Company dated October 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2009	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

Index of Exhibits

Exhibit 99.1   Director Agreement
Exhibit 99.2   Press release of the Company dated October 27, 2009